EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Brian McKigney, President & Chairman of India Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    AUGUST 14, 2003                    /S/ BRIAN MCKIGNEY
     ----------------------                 ------------------------------------
                                            Brian McKigney, President & Chairman
                                            (principal executive officer)


I, Alan Kaye, Treasurer of India Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    AUGUST 14, 2003                    /S/ ALAN KAYE
     ----------------------                 ------------------------------------
                                            Alan Kaye, Treasurer
                                            (principal financial officer)